                                                                    Exhibit 99.7


                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1996-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)



RECEIVABLES
-----------

Beginning of the Month Principal Receivables:               $3,005,089,625.25
Beginning of the Month Finance Charge Receivables:            $152,398,233.47
Beginning of the Month Discounted Receivables:                          $0.00
Beginning of the Month Total Receivables:                   $3,157,487,858.72

Removed Principal Receivables:                                          $0.00
Removed Finance Charge Receivables:                                     $0.00
Removed Total Receivables:                                              $0.00

Additional Principal Receivables:                                       $0.00
Additional Finance Charge Receivables:                                  $0.00
Additional Total Receivables:                                           $0.00

Discounted Receivables Generated this Period:                           $0.00

End of the Month Principal Receivables:                     $2,954,073,738.94
End of the Month Finance Charge Receivables:                  $147,551,019.69
End of the Month Discounted Receivables:                                $0.00
End of the Month Total Receivables:                         $3,101,624,758.63

Special Funding Account Balance                                         $0.00
Aggregate Invested Amount (all Master Trust II Series)      $2,300,000,000.00
End of the Month Transferor Amount                            $654,073,738.94
End of the Month Transferor Percentage                                 22.14%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                     $68,638,213.36
     60-89 Days Delinquent                                     $50,358,199.79
     90+ Days Delinquent                                       $91,248,801.03

     Total 30+ Days Delinquent                                $210,245,214.18
     Delinquent Percentage                                              6.78%

Defaulted Accounts During the Month                            $20,897,990.17
Annualized Default Percentage                                           8.35%

Oct-2000                         1996-A                                 Page 2


Principal Collections                                        $399,064,663.34
Principal Payment Rate                                                13.28%

Total Payment Rate                                                    14.28%

INVESTED AMOUNTS
----------------

     Class A Initial Invested Amount                         $369,000,000.00
     Class B Initial Invested Amount                          $38,250,000.00
     Class C Initial Invested Amount                          $42,750,000.00
                                                         -------------------
INITIAL INVESTED AMOUNT                                      $450,000,000.00

     Class A Invested Amount                                 $369,000,000.00
     Class B Invested Amount                                  $38,250,000.00
     Class C Invested Amount                                  $42,750,000.00
                                                         -------------------
INVESTED AMOUNT                                              $450,000,000.00

     Class A Adjusted Invested Amount                        $369,000,000.00
     Class B Adjusted Invested Amount                         $38,250,000.00
     Class C Adjusted Invested Amount                         $42,750,000.00
                                                         -------------------
ADJUSTED INVESTED AMOUNT                                     $450,000,000.00

PREFUNDED AMOUNT                                                       $0.00

FLOATING ALLOCATION PERCENTAGE                                        14.97%
PRINCIPAL ALLOCATION PERCENTAGE                                       14.97%

     Class A Principal Allocation Percentage                          82.00%
     Class B Principal Allocation Percentage                           8.50%
     Class C Principal Allocation Percentage                           9.50%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED
TO SERIES 1996-A                                              $59,758,317.05

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED TO
SERIES 1996-A                                                  $7,771,402.68

MONTHLY SERVICING FEE                                            $562,500.00

INVESTOR DEFAULT AMOUNT                                        $3,129,389.38

Oct-2000                         1996-A                               Page 3

CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                82.00%

     Class A Finance Charge Collections                        $6,833,800.17
     Other Amounts                                                     $0.00

TOTAL CLASS A AVAILABLE FUNDS                                  $6,833,800.17

     Class A Monthly Interest                                  $2,081,775.00
     Class A Servicing Fee                                       $461,250.00
     Class A Investor Default Amount                           $2,566,099.29

TOTAL CLASS A EXCESS SPREAD                                    $1,724,675.88

REQUIRED AMOUNT                                                        $0.00

CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                 8.50%

     Class B Finance Charge Collections                          $708,381.74
     Other Amounts                                                     $0.00

TOTAL CLASS B AVAILABLE FUNDS                                    $708,381.74

     Class B Monthly Interest                                    $222,965.63
     Class B Servicing Fee                                        $47,812.50

TOTAL CLASS B EXCESS SPREAD                                      $437,603.61
CLASS B INVESTOR DEFAULT AMOUNT                                  $265,998.10
CLASS B REQUIRED AMOUNT                                          $265,998.10

CLASS C FLOATING ALLOCATION PERCENTAGE                                 9.50%

Oct-2000                         1996-A                               Page 4


EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                             $2,900,562.76

     Excess Spread Applied to Class A Required Amount                   $0.00

     Excess Spread Applied to Class A Investor Charge Offs              $0.00

     Excess Spread Applied to Class B Required Amount             $265,998.10

     Excess Spread Applied to Reductions of Class B
     Invested Amount                                                    $0.00

     Excess Spread Applied to Class C Required Amount             $568,754.49

     Excess Spread Applied to Reductions of Class C
     Invested Amount                                                    $0.00

     Excess Spread Applied to Monthly Cash Collateral Fee          $93,750.00

     Excess Spread Applied to Cash Collateral Account                   $0.00

     Excess Spread Applied to Spread Account                            $0.00

     Excess Spread Applied to Reserve Account

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                          $0.00

     Excess Spread Applied to other amounts owed to
     Spread Account Residual Interest Holders                           $0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                         $1,972,060.17

Oct-2000                         1996-A                               Page 5

EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                      $10,200,607.57

SERIES 1996-A EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1996-A                                                            $0.00

    Excess Finance Charge Collections applied to
    Class A Required Amount                                              $0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                         $0.00

    Excess Finance Charge Collections applied to
    Class B Required Amount                                              $0.00

    Excess Finance Charge Collections applied to
    Reductions of Class B Invested Amount                                $0.00

    Excess Finance Charge Collections applied to
    Class C Required Amount                                              $0.00

    Excess Finance Charge Collections applied to
    Reductions of Class C Invested Amount                                $0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                          $0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                         $0.00

    Excess Finance Charge Collections applied to
    other amounts owed to Spread Account
    Residual Interest Holders                                            $0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                            8.87%
    Base Rate (Prior Month)                                              8.87%
    Base Rate (Two Months Ago)                                           8.87%
                                                                     --------
THREE MONTH AVERAGE BASE RATE                                            8.87%

    Portfolio Yield (Current Month)                                     13.88%
    Portfolio Yield (Prior Month)                                       11.69%
    Portfolio Yield (Two Months Ago)                                    14.58%
                                                                     --------
THREE MONTH AVERAGE PORTFOLIO YIELD                                     13.38%

Oct-2000                         1996-A                               Page 6

PRINCIPAL COLLECTIONS
---------------------

TOTAL PRINCIPAL COLLECTIONS                                     $59,758,317.05

INVESTOR DEFAULT AMOUNT                                          $3,129,389.38

REALLOCATED PRINCIPAL COLLECTIONS
    Allocable to Class C Interests                                       $0.00
    Allocable to Class B Certficates                                     $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                        $0.00

CLASS A SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                       $0.00
    Deficit Controlled Accumulation Amount                               $0.00
CONTROLLED DEPOSIT AMOUNT                                                $0.00

CLASS B SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                       $0.00
    Deficit Controlled Accumulation Amount                               $0.00
CONTROLLED DEPOSIT AMOUNT                                                $0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                               $62,887,706.43

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                             $0.00
CLASS B INVESTOR CHARGE OFFS                                             $0.00
CLASS C INVESTOR CHARGE OFFS                                             $0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                  $0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                  $0.00
PREVIOUS CLASS C CHARGE OFFS REIMBURSED                                  $0.00

CASH COLLATERAL ACCOUNT
    Required Cash Collateral Amount                             $13,500,000.00
    Available Cash Collateral Amount                            $13,500,000.00

TOTAL DRAW AMOUNT                                                        $0.00
CASH COLLATERAL ACCOUNT SURPLUS                                          $0.00


                                         First USA Bank, National Association
                                         as Servicer

                                         By:   /s/ Tracie Klein
                                               ______________________________
                                               Tracie H. Klein
                                               First Vice President